EXHIBIT 23.(a)

                   CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference of our report dated February 5, 1996, which appears on page 53 of Turner Broadcasting System, Inc.'s 1995 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and which report has been incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated November 13, 1997, in each of the following:

     1. Registration Statement No. 333-11471 on Form S-4 for Time Warner Inc. (formerly named TW Inc.);
     2. Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.;
     3. Post-Effective Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.;
     4. Post-Effective Amendment No. 3 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.;
     5. Post-Effective Amendment No. 4 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.;
     6. Post-Effective Amendment No. 5 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.;
     7. Registration Statement on Form S-8 and Post-Effective Amendment No. 1 (Registration No. 333-14053) of Time
          Warner Inc.;
     8.   Registration Statement on Form S-3 (Registration
          No. 333-14611) of Time Warner Inc.;
     9.   Registration Statement on Form S-8 (Registration
          No. 333-27265) of Time Warner Inc.;
     10.  Registration Statement on Form S-3 (Registration
          No. 333-32813) of Time Warner Inc. and Time Warner
          Companies, Inc.;
     11.  Registration Statement on Form S-3 (Registration
          No. 333-37827) of Time Warner Inc. (and Registration
          No. 333-37827-01 of Time Warner Companies, Inc. and prospectus also relates and constitutes a post-effective amendment to Registration No. 333-32813); and
     12.  Registration Statement on Form S-8 (Registration
          No. 33-61497) of Time Warner Companies, Inc.

PRICE WATERHOUSE LLP
Atlanta, Georgia
November 12, 1997